SunCoke Energy, Inc. Q2 2019 Earnings Conference Call Exhibit 99.2

This slide presentation should be reviewed in conjunction with the Second Quarter 2019 earnings release of SunCoke Energy, Inc. (SunCoke) and conference call held on July 30, 2019 at 10:30 a.m. ET. Except for statements of historical fact, information contained in this presentation constitutes “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based upon information currently available, and express management’s opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to SunCoke’s anticipated future performance. These statements are not guarantees of future performance and undue reliance should not be placed on them. Although management believes that its plans, intentions and expectations reflected in, or suggested by, the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Forward-looking statements often may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “contemplate,” “estimate,” “predict,” “guidance,” “forecast,” “potential,” “continue,” “may,” “will,” “could,” “should,” or the negative of these terms or similar expressions, and include, but are not limited to, statements regarding: possible or assumed future results of operations, expected benefits and anticipated timing of proposed transactions; expected levels of distributions to shareholders; future credit ratings; financial condition; plans and objectives of management for future operations and growth; effects of competition; and the effects of future legislation or regulations. Such statements are subject to a number of known and unknown risks, and uncertainties, many of which are beyond control, or are difficult to predict, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. SunCoke has included in its filings with the Securities and Exchange Commission (SEC) cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. Such factors include, but are not limited to: changes in industry conditions; the ability to renew current customer, supplier and other material agreements; future liquidity, working capital and capital requirements; the ability to successfully implement business strategies and potential growth opportunities; the impact of indebtedness and financing plans, including sources and availability of third-party financing; possible or assumed future results of operations; the outcome of pending and future litigation; potential operating performance improvements and the ability to achieve anticipated cost savings from strategic revenue and efficiency initiatives. For more information concerning these factors, see SunCoke’s SEC filings. All forward-looking statements included in this presentation are expressly qualified in their entirety by the cautionary statements contained in such SEC filings. The forward-looking statements in this presentation speak only as of the date hereof. Except as required by applicable law, SunCoke does not have any intention or obligation to revise or update publicly any forward-looking statement (or associated cautionary language) made herein, whether as a result of new information, future events, or otherwise, after the date of this presentation. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Furthermore, the non-GAAP financial measures presented herein may not be consistent with similar measures provided by other companies. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix. These data should be read in conjunction with SunCoke’s periodic reports previously filed with the SEC. Due to rounding, numbers presented throughout this presentation may not add up precisely to the totals indicated and percentages may not precisely reflect the absolute figures for the same reason. Industry and market data used in this presentation have been obtained from industry publications and sources as well as from research reports prepared for other purposes. SunCoke has not independently verified the data obtained from these sources and cannot assure investors of either the accuracy or completeness of such data. Forward-Looking Statements

Q2 2019 Highlights Completed Simplification Transaction with overwhelmingly favorable support from SXC shareholders Achieved solid operating performance despite record flooding and adverse weather conditions Delivered Q2 ‘19 Adjusted EBITDA of $63.1M; ended quarter with ample liquidity position of >$360M Remain on track with 2019 oven rebuild campaign at IHO; first set of rebuilt ovens back in service early July On target to achieve 3.0x consolidated gross leverage by YE 2019 Well-positioned to achieve the FY 2019 Adjusted EBITDA guidance range of $266M to $276M

Q2 2019 Financial Performance See appendix for a definition and reconciliation of Adjusted EBITDA. Coke Adjusted EBITDA includes Domestic Coke and Brazil Coke. Costs expensed by the Partnership associated with the Simplification Transaction. Q2 ‘19 EPS of $0.03, down $0.03 from the prior year quarter Mainly driven by higher depreciation expense and Simplification Transaction costs(3) partially offset by loss from equity method investment in Q2 ’18 Adjusted EBITDA(1) of $63.1M down $4.2M Coke operations up $2.9M, continued strong performance across the coke segments Logistics segment down $7.9M mainly due to lower CMT throughput volumes Excludes $4.4M of Simplification Transaction costs(3) ($/share) ($ in millions) Diluted EPS Adj. EBITDA(1) Q2 2019 Earnings Review

Adjusted EBITDA(1) – Q2 ‘18 to Q2 ‘19 See appendix for a definition and reconciliation of Adjusted EBITDA (1) $3.0M - Better cost control across the fleet partially offset by higher outage costs ($8.6M) – Lower CMT volumes (Excludes deferred revenue of $5.5M) $0.5M – Increased KRT and Lake Terminal transloading revenue ($ in millions) (1) Q2 ‘19 performance driven by strong Domestic Coke operations offset by lower CMT volumes

Domestic Coke Business Summary

6

Strong Q2 '19 cokemaking performance supports FY 2019 outlook

Domestic Coke Performance



(Coke Production, Kt)
$53/ton
$49/ton
$50/ton
$58/ton
$55/ton
999
1,011
1,044
1,006
1,030
155
168
267
227
182
158
153
278
238
184
155
168
278
261
182
152
156
264
252
182
155
168
278
248
183
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Sales Tons
1,007K
1,012K
1,040K
1,004K
1,030K
Adjusted EBITDA/ton(1)
Granite City
Indiana Harbor
Middletown
Haverhill
Jewell

Delivered Adj. EBITDA/ton[(1)] of ~$55 vs. ~$53 in Q2 '18

- Increased production despite adverse weather conditions
- Maintained strong cost controls

2019 B Battery rebuild campaign well underway

- 14 rebuilt ovens returned to service in early July
- Remaining 43 ovens currently in process
- To-date, rebuilt ~84% of ovens, which have contributed to significantly higher production and lower costs

Positioned to deliver FY '19 Domestic Coke Adj. EBITDA/ton of $53 - $55

(1) See appendix for a definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA per ton

SunCoke Energy

7

Logistics Business Summary

Lower throughput volumes at CMT impacting Q2 '19 results

Logistics Performance

(Tons Handled, Kt)


$19.7M
$21.0M
$18.3M
$12.7M
$11.8M
6,980
6,943
6,861
5,784
5,592
3,767
3,745
3,584
3,640
3,633
3,213
3,198
3,277
2,144
1,959
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
CMT Adj.(1) EBITDA
$16.7M
$17.9M
$13.0M
$10.0M
$8.5M
Total Logistics Adj. EBITDA ($M) (1)
CMT (coal, bulk products, liquids)
Logistics (ex. CMT)

Delivered Q2 '19 Adj. EBITDA of $11.8M

- Solid throughput volumes at domestic terminals

Convent contributed $8.5M to Q2 '19 Adj. EBITDA

- Adj. EBITDA does not include $5.5M of deferred revenue from Q2 volume shortfall; typically recognized in Q4 '19
  - YTD Adjusted EBITDA does not include $9.5M of deferred revenue from first half 2019 volume shortfall
- Anticipate total FY '19 CMT throughput volumes at approximately 8M tons
- Limited impact to full-year Adj. EBITDA due to take-or-pay contracts

On track to deliver at the low end of FY '19 Logistics Adj. EBITDA of $73M - $75M

(1) Adjusted EBITDA includes Logistics deferred revenue when it is recognized as GAAP revenue. See appendix for a definition and reconciliation of Adjusted EBITDA.

SunCoke Energy

Q2 2019 Liquidity

8

Maintain strong consolidated liquidity of >$360M; continued objective to strengthen balance sheet

(Consolidated)	Q2 '19
Total Debt	$852M
Gross Leverage[1]	3.14x

Consolidated Revolver Availability: $261M



($ in millions)
$143.9
$0.3
($31.1)
($1.0)
($7.1)
($2.8)
$102.2
• Elevated inventory levels mainly due to flooding and expected ramp up at IHO
• Paid $26.3M of interest on Sr. Notes in Q2 2019
• $10.6M – IHO oven rebuilds
• 7.7M – GCO gas sharing project[2]
• $12.8M – Ongoing CapEx
• Distribution of $0.40/unit paid in Q2 '19 [3]
Cash @ Q1 2019
Net Cash Provided by Ops. Activities
CapEx[2]
Debt Reduction
Cash Distributions to Public
Other
Cash @ Q2 2019

(1) Gross leverage for Q2 2019 calculated using midpoint of FY 2019E Consolidated Adjusted EBITDA guidance
(2) Gas sharing project completed and placed in service in Q2 2019; Amount excludes $1.1M of capitalized interest, which is included in Other on this chart
(3) Represents last cash distribution paid out to SXCP unitholders

SunCoke Energy

Drive strong operational and safety performance while optimizing asset utilization Successfully execute on capital plan Deliver Operations Excellence and Optimize Asset Base Complete 57 planned B-battery oven rebuilds and deliver ~$22M of Adj. EBITDA Complete last phase of oven rebuilds at Indiana Harbor Completion of transaction provides ability to further de-lever the balance sheet at an accelerated pace, fund growth and institute an appropriate dividend Finalize the Simplification Transaction Achieve $266M – $276M Consol. Adj. EBITDA and $176M – $191M Op. Cash Flow guidance Accomplish 2019 Financial Objectives Execute against our organic and M&A growth strategies Pursue Growth Opportunities 2019 Key Initiatives

QUESTIONS

APPENDIX

Adjusted EBITDA represents earnings before interest, loss (gain) on extinguishment of debt, taxes, depreciation and amortization (“EBITDA”), adjusted for impairments, loss on extinguishment of debt, changes to our contingent consideration liability related to our acquisition of CMT, loss on the disposal of our interest in VISA SunCoke, and/or transaction costs incurred as part of the Simplification Transaction. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure in assessing operating performance. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered a substitute for net income or any other measure of financial performance presented in accordance with GAAP. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA attributable to SXC represents Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests. Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled. Definitions

Reconciliation to Adjusted EBITDA In June 2018, the Company recorded a loss in connection with the disposal of our interest in VISA SunCoke Limited. Costs expensed by the Partnership associated with the Simplification Transaction. Reflects non-controlling interests in Indiana Harbor and the portion of the Partnership owned by public unitholders.

Adjusted EBITDA and Adjusted EBITDA per ton (1) Corporate and Other includes the results of our legacy coal mining business.

Balance Sheet & Debt Metrics Represents mid-point of FY 2019 guidance for Adj. EBITDA.

2019 Guidance Summary See appendix for a definition and reconciliation of Adjusted EBITDA. Capital expenditures exclude the impact of capitalized interest. Included in Operating Cash Flow. Guidance remains unchanged from February 2019 announcement

2019 Capital Expenditures At the midpoint of the range 2019 ongoing CapEX includes approximately $104M in ongoing Coke CapEx and $5M ongoing Logistics. Completed gas sharing project during second quarter 2019 Excludes ~$4M of cash payments expected to be made in 2019 for work performed in 2018.

2019 Guidance Reconciliation Costs expensed by the Partnership associated with the Simplification Transaction. Reflects non-controlling interest in Indiana Harbor and the portion of the Partnership owned by public unitholders prior to the closing of the Simplification Transaction.

19

Thermal Coal Export Profitability

API2 and Newcastle benchmarks remain suppressed during Q2 '19



Thermal Coal Mine Netback – Rotterdam
$55
$2
$0
($22)
($3)
($22)
$10
API 2 Benchmark (1)
BTU Premium
Sulfur Penalty
Ocean Freight (2)
Metric to Short Conversion
Inland Freight (3)
Mine Netback



Thermal Coal Mine Netback – Newcastle
$79
$16
$3
$0
($44)
($5)
($22)
$27
Thermal Coal (Newcastle) (1)
Ocean Freight - Australia to India (4)
BTU Premium
Sulfur Penalty
Ocean Freight - USGC to India (4)
Metric to Short Conversion
Inland Freight (3)
Mine Netback

Q2 '19 API2 benchmark pricing of ~$55/ton

- Premiums to API2 offered on shipments into Egypt, South America and Asia
- 2020 API2 forward curve pricing ~$70/ton[5]

Believe ILB export thermal profitable into Asia at Q2 '19 Newcastle benchmark pricing of ~$79/ton

CMT well-positioned to serve ILB thermal coal producers

Source: Argus, Platt's Coal Trader International and Internal Company Estimates

1) Netback calculation example assuming $55 and $79 per metric tonne prompt API 2 & Newcastle benchmark (Q2 '19 average).
2) Ocean Freight for US Gulf/ARA Coal Panamax freight.
3) Consists of CN rail transportation from ILB coal mines to CMT and terminal transloading costs.
4) Ocean Freight for Australia/India Panamax Freight (~$16/mt) and US Gulf/India Panamax (~$44/mt).
5) Source: Doyle Trading Company

SunCoke Energy

Pro Forma SXC FCF/Share Costs expensed by the Partnership associated with the Simplification Transaction. Based on mid-point of 2019E SXC Adjusted EBITDA guidance Anticipated 2019 SXC consolidated cash interest Based on mid-point of 2019E SXC cash tax guidance Based on 2019E guidance. Ongoing capex excludes gas sharing and growth related capital expenditures Adjustment for non-cash stock compensation expense based on 2018 actuals Reflects low-end of 2019E IHO oven rebuild opex and capex guidance Number of shares outstanding as of 6/30/2019, includes the pro-rata distribution paid in SXC shares related to the closing of the Simplification Transaction